UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2021

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting of Stockholders on May 4, 2021. The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.The election of ten nominees to the Board of Directors;
2.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.An amendment to the Second Amended and Restated Par Pacific Holdings, Inc. 2012 Long-Term Incentive Plan that provides for an increase in the maximum number of shares of our common stock reserved and available for issuance by 3,000,000 shares (the “LTIP Amendment”).

The results of such votes were as follows:

1.The following votes were cast in the election of the Board of Directors:

	Number of Votes	Number of Votes	Number of Broker
Name of Nominee	Voted For	Withheld	Non-Votes
Robert S. Silberman	42,075,288	1,987,354	2,081,791
Melvyn N. Klein	33,199,278	10,863,364	2,081,791
Curtis V. Anastasio	43,245,823	816,819	2,081,791
Timothy Clossey	43,483,679	578,963	2,081,791
L. Melvin Cooper	43,295,671	766,971	2,081,791
Walter A. Dods, Jr.	34,707,516	9,355,126	2,081,791
Katherine Hatcher	41,903,765	2,158,877	2,081,791
Joseph Israel	42,769,366	1,293,276	2,081,791
William Monteleone	42,434,370	1,628,272	2,081,791
William C. Pate	43,187,015	875,627	2,081,791

2.The following votes were cast in the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Number of Votes	Number of Votes	Number of Votes	Number of Votes
Voted For	Voted Against	Abstaining	Broker Non-Votes
46,061,171	80,031	3,231	0

3.The following votes were cast on the advisory vote to approve the Company’s LTIP Amendment:

Number of Votes	Number of Votes	Number of Votes	Number of Votes
Voted For	Voted Against	Abstaining	Broker Non-Votes
37,263,559	6,796,939	2,144	2,081,791

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated:	May 7, 2021	/s/ James Matthew Vaughn
James Matthew Vaughn
Chief Administrative Officer and General Counsel

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